EXHIBIT 99.5


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Annual Report of Cenex Harvest States Cooperatives (the "Company"), on Form 10-K for the year ending August 31, 2002 as filed with the Securities and Exchange Commission on November 25, 2002 (the "Report"), I, John Schmitz, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  John Schmitz
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John Schmitz
Executive Vice President and Chief Financial Officer
November 25, 2002